                                                                   EXHIBIT 12.1


CENTEX CORPORATION
CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
TOTAL COMPANY
(including CMO's and Savings and Loan)                          SIX MONTHS ENDED    SIX MONTHS ENDED      YEAR ENDED      YEAR ENDED
                                                                    9/30/99              9/30/98            3/31/99         3/31/98
                                                                ----------------    ----------------    --------------    ----------
FIXED CHARGES
-------------------------------------------------------
(A) Interest Expensed  and Capitalized                               63,385              58,595             118,451         78,128

(B) Amortized Premiums, Discounts and
      capitalized interest related to indebtedness                 included            included            included       included
                                                                      in (A)              in (A)              in (A)         in (A)
(C) An estimate of the interest within
       rental expense                                                 5,102               5,228              10,457          7,886

(D) Preference security dividend requirements
      of consolidated subsidiaries                                      N/A                 N/A                 N/A            N/A

Additional Adjustments:
    External Interest (CMO's)                                            --                  --                  --             --
    Amortization of discount and capitalized
      expense (CMO's)                                                    --                  --                  --             --
    Illinois Cement Co. and Texas-Leigh Cement Co.
      interest expense                                                   --                  --                  --             --
                                                                  ---------           ---------           ---------      ---------

TOTAL FIXED CHARGES                                               $  68,487           $  63,823           $ 128,908      $  86,014
                                                                  =========           =========           =========      =========

EARNINGS
-------------------------------------------------------

ADD:
(A) Pre-tax earnings                                                200,441             167,088             373,294        231,634

Add back: minority interest in consolidated subsidiaries             34,706              28,412              53,613         43,447

Adjust for income or loss from equity investees
Subtract: CDC earnings (add back losses)                                (76)                (29)               (430)        (3,577)
Subtract: CXP earnings                                                   --                  --                  --             --
                                                                  ---------           ---------           ---------      ---------

                                                                    235,071             195,471             426,477        271,504

(B) Add back: fixed charges                                          68,487              63,823             128,908         86,014

(C) Add back: Amortization of capitalized interest                       --                  --                  --             --

(D) Add back: distributed income of equity investee                     N/A                 N/A                 N/A            N/A

(E) Your share of pre-tax losses of equity investees
      for which charges arising from guarantees are
      included in fixed charges                                          --                  --                  --             --
                                                                  ---------           ---------           ---------      ---------

                                                                    303,558             259,294             555,385        357,518

SUBTRACT
(A) Capitalized Interest                                                 --                  --                  --             --

(B) Preference security dividend requirements of
      consolidated subsidiaries                                         N/A                 N/A                 N/A            N/A

(C) Minority interest in pre-tax income of subsidiaries
       that have not incurred fixed charges                              --                  --                  --             --
                                                                  ---------           ---------           ---------      ---------


NET EARNINGS                                                      $ 303,558           $ 259,294           $ 555,385        357,518
                                                                  =========           =========           =========      =========


RATIO                                                                  4.43                4.06                4.31           4.16


                                                                  YEAR ENDED      YEAR ENDED    YEAR ENDED
                                                                   3/31/97         3/31/96       3/31/95
                                                                  ----------      ----------    ----------

FIXED CHARGES
-------------------------------------------------------

(A) Interest Expensed  and Capitalized                              65,517          69,724        58,771

(B) Amortized Premiums, Discounts and
      capitalized interest related to indebtedness                included        included      included
                                                                     in (A)          in (A)        in (A)
(C) An estimate of the interest within
      rental expense                                                 6,182           4,331         5,162

(D) Preference security dividend requirements
      of consolidated subsidiaries                                     N/A             N/A           N/A

Additional Adjustments:
    External Interest (CMO's)                                           --             973         1,267
    Amortization of discount and capitalized expense (CMO's)            --              86           136
    Illinois Cement Co. and Texas-Leigh Cement Co.
      interest expense                                                  --              --            --
                                                                  --------        --------      --------

TOTAL FIXED CHARGES                                               $ 71,699        $ 75,114      $ 65,336
                                                                  ========        ========      ========


EARNINGS
-------------------------------------------------------


ADD:
(A) Pre-tax earnings                                               163,734          87,786       145,788

Add back: minority interest in consolidated subsidiaries            31,690              --            --

Adjust for income or loss from equity investees
Subtract: CDC earnings (add back losses)                              (925)           (277)          727
Subtract: CXP earnings                                                  --         (25,628)      (16,577)
                                                                  --------        --------      --------

                                                                   194,499          61,881       129,938

(B) Add back: fixed charges                                         71,699          75,114        65,336

(C) Add back: Amortization of capitalized interest                      --              --            --

(D) Add back: distributed income of equity investee                    N/A             N/A           N/A

(E) Your share of pre-tax losses of equity investees
      for which charges arising from guarantees are
      included in fixed charges.                                        --              --            --
                                                                  --------        --------      --------

                                                                   266,198         136,995       195,274

SUBTRACT
(A) Capitalized Interest                                               --              --            --

(B) Preference security dividend requirements of
      consolidated subsidiaries                                        N/A             N/A           N/A

(C) Minority interest in pre-tax income of subsidiaries
      that have not incurred fixed charges                              --              --            --
                                                                  --------        --------      --------


NET EARNINGS                                                       266,198         136,995       195,274
                                                                  ========        ========      ========


RATIO                                                                 3.71            1.82          2.99


CENTEX CORPORATION
CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
TRADITIONAL
(Excluding CMO's and Savings and Loan)                                  SIX MONTHS      SIX MONTHS     YEAR ENDED     YEAR ENDED
                                                                       ENDED 9/30/99   ENDED 9/30/98  ENDED 3/31/99     3/31/98
                                                                       -------------   -------------  -------------   ----------
FIXED CHARGES
------------------------------------------------------------

(A) Interest Expensed and Capitalized                                        27,361         18,235         41,581         33,256

(B) Amortized Premiums, Discounts and
      capitalized interest related to indebtedness                         included       included       included       included
                                                                             in (A)         in (A)         in (A)         in (A)
(C) An estimate of the interest within
      rental expense                                                          5,102          5,228         10,457          7,886

(D) Preference security dividend requirements
      of consolidated subsidiaries                                              N/A            N/A            N/A            N/A

Add Back:
    Illinois Cement Co. and Texas-Leigh Cement Co.
      interest expense                                                           --             --             --             --
                                                                          ---------      ---------      ---------      ---------

TOTAL FIXED CHARGES                                                          32,463         23,463         52,038      $  41,142
                                                                          =========      =========      =========      =========


EARNINGS
------------------------------------------------------------


ADD:
(A)  Pre-tax earnings                                                       200,441        167,088        373,294        231,634

Add back: minority interest in consolidated subsidiaries                     34,706         28,412         53,613         43,447

Adjust for income or loss from equity investees
Subtract: Financial Services earnings (pre-tax)                             (33,173)       (47,476)       (92,309)       (31,371)
Subtract: CDC earnings (add back losses)                                        (76)           (29)          (430)        (3,577)
Subtract: CXP earnings                                                           --             --             --             --

Adjust for CFMC (earnings) loss                                                (105)          (101)          (203)          (191)

Adjust for CTX Holding and Texas Trust Savings Bank                              --             --             --             --
                                                                          ---------      ---------      ---------      ---------

                                                                            201,793        147,894        333,965        239,942

(B) Add back: fixed charges                                                  32,463         23,463         52,038         41,142

(C) Add back: Amortization of capitalized interest                               --             --             --             --

(D) Add back distributed income of equity investee                              N/A            N/A            N/A            N/A

(E) Your share of pre-tax losses of equity investees for
      which charges arising from guarantees are included
      in fixed charges                                                           --             --             --             --
                                                                          ---------      ---------      ---------      ---------

                                                                            234,256        171,357        386,003        281,084

SUBTRACT

(A) Capitalized Interest                                                         --             --             --             --

(B) Preference security dividend requirements of
      consolidated subsidiaries                                                 N/A            N/A            N/A            N/A

(C) Minority interest in pre-tax income of subsidiaries
      that have not incurred fixed charges                                       --             --             --             --
                                                                          ---------      ---------      ---------      ---------


TOTAL EARNINGS                                                            $ 234,256      $ 171,357      $ 386,003      $ 281,084
                                                                          =========      =========      =========      =========



RATIO OF EARNINGS TO FIXED CHARGES                                             7.22           7.30           7.42           6.83


(Excluding CMO's and Savings and Loan)                                    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                                            3/31/97       3/31/96        3/31/95
                                                                          ----------    ----------     ----------
FIXED CHARGES
------------------------------------------------------------

(A) Interest Expensed and Capitalized                                        34,062         40,862         33,014

(B) Amortized Premiums, Discounts and
      capitalized interest related to indebtedness                         included       included       included
                                                                             in (A)         in (A)         in (A)
(C) An estimate of the interest within
      rental expense                                                          6,186          4,331          5,162

(D) Preference security dividend requirements
      of consolidated subsidiaries                                              N/A            N/A            N/A

Add Back:
    Illinois Cement Co. and Texas-Leigh Cement Co.
      interest expense                                                           --             --             --
                                                                          ---------      ---------      ---------

TOTAL FIXED CHARGES                                                       $  40,248      $  45,193      $  38,176
                                                                          =========      =========      =========


EARNINGS
------------------------------------------------------------


ADD:
(A) Pre-tax earnings                                                        163,734         87,786        145,788

Add back: minority interest in consolidated subsidiaries                     31,690             --             --

Adjust for income or loss from equity investees
Subtract: Financial Services earnings (pre-tax)                             (24,410)       (17,155)        (9,399)
Subtract: CDC earnings (add back losses)                                       (925)          (277)           727
Subtract: CXP earnings                                                           --        (25,628)       (16,577)

Adjust for CFMC (earnings) loss                                                (191)           (15)           (21)

Adjust for CTX Holding and Texas Trust Savings Bank                              --             --             --
                                                                          ---------      ---------      ---------

                                                                            169,898         44,711        120,518

(B) Add back: fixed charges                                                  40,248         45,193         38,176

(C) Add back: Amortization of capitalized interest                               --             --             --

(D) Add back distributed income of equity investee                              N/A            N/A            N/A

(E) Your share of pre-tax losses of equity investees for
      which charges arising from guarantees are included
      in fixed charges                                                           --             --             --
                                                                          ---------      ---------      ---------

                                                                            210,146         89,904        158,694

SUBTRACT

(A) Capitalized Interest                                                         --             --             --

(B) Preference security dividend requirements of
      consolidated subsidiaries                                                 N/A            N/A            N/A

(C) Minority interest in pre-tax income of subsidiaries
      that have not incurred fixed charges                                       --             --             --
                                                                          ---------      ---------      ---------


TOTAL EARNINGS                                                            $ 210,146      $  89,904      $ 158,694
                                                                          =========      =========      =========



RATIO OF EARNINGS TO FIXED CHARGES                                             5.22           1.99           4.16